AMERICAN UNITED GLOBAL, INC.
                         108 Village Square, #327 Somers
                                 New York 10589

                                                               December 29, 2005

Kraft Rt.
Konkoly Thege
u. 29-33 Budapest H-1121

      Re:   Secured Promissory Note dated September 28, 2005

Gentlemen:

      Reference is hereby made to the Secured Promissory Note (the "Note") dated September 28, 2005 in the amount of $500,000 payable by Kraft Rt. ("Kraft"), a Hungarian corporation, to American United Global, Inc. (the "Company"). We hereby agree to extend the Maturity Date, as defined in the Note, to January 30, 2005.

                                           Sincerely,

                                           /s/ Robert Rubin
                                           -----------------
                                           Robert Rubin, CEO

ACKNOWLEDGED AND AGREED:

KRAFT RT.


By: /s/Zoltan Kiss
    --------------
Name: Zoltan Kiss
Title: Director